Exhibit 99.1

PROXY Apple REIT Seven, Inc. 814 East Main Street Richmond, VA 23219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David McKenney, Bryan Peery and
David Buckley as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all common shares of Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), held by the undersigned on [●], 2013, with respect to items 1, 2 and 3 below and all Series A preferred shares of Apple Seven held by the undersigned on [●], 2013, with respect to items 1 and 3 below at the Apple Seven special meeting of shareholders to be held on [●][●], 2013, at 814 East Main Street, Richmond, Virginia 23219, or any adjournments or postponements thereof.

The board of directors recommends a vote of “FOR” in item 1.

1.
The proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among  Apple Seven, Apple REIT Eight, Inc., a Virginia corporation,  Apple REIT Nine, Inc., a Virginia corporation, Apple Seven Acquisition Sub, Inc., a Virginia corporation and  Apple Eight Acquisition Sub, Inc., a Virginia corporation , the related Apple Seven plan of merger, the Apple Seven merger and the other transactions contemplated by the Merger Agreement (the “Apple Seven Merger Proposal”).

FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

The board of directors recommends a vote of “FOR” in item 2.

2.	The proposal to adjourn the Apple Seven special meeting, if necessary or appropriate, for the purpose of soliciting additional votes for the approval of the Apple Seven Merger Proposal.

       FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

3.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Apple Seven special meeting or any adjournments or postponements of the Apple Seven special meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS LISTED ABOVE.

(Continued on reverse side)

Please indicate whether you plan to attend the Apple Seven special meeting in person:         ❒     Yes            ❒     No

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

The undersigned acknowledges receipt of the joint Proxy Statement/Prospectus accompanying the Notice of the Special Meeting of Apple Seven Shareholders, together with this Proxy.  The undersigned hereby revokes any proxy heretofore given to vote shares held by the undersigned at the Apple Seven special meeting.

Dated: , 2013
Printed Name

Signature

Signature if held jointly

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

Instead of returning this Proxy Card, you may submit your proxy by telephone or through the Internet.  To submit your proxy by telephone, dial [●] using a touch-tone phone and follow the recorded instructions.  To submit your proxy through the Internet, visit [●].  If you submit your proxy by telephone or through the Internet, you will be asked to provide the company number and control number from this Proxy Card.  Proxies submitted by telephone or through the Internet must be received by [●], p.m., eastern time, on [●][●], 2013.
Title of Signing Person (if applicable)

PROXY Apple REIT Seven, Inc. 814 East Main Street Richmond, VA 23219

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints David McKenney, Bryan Peery and
David Buckley as Proxies, each with the power to appoint his substitute, and hereby authorizes each of them to represent and to vote, as designated below, all Series B convertible preferred shares of Apple REIT Seven, Inc., a Virginia corporation (“Apple Seven”), held by the undersigned on [●][●], 2013, at the Apple Seven special meeting of shareholders to be held on [●][●], 2013, at 814 East Main Street, Richmond, Virginia 23219, or any adjournments or postponements thereof.

The board of directors recommends a vote of “FOR” in item 1.

1.
The proposal to approve the Agreement and Plan of Merger, dated as of August 7, 2013, as amended (the “Merger Agreement”), among  Apple Seven, Apple REIT Eight, Inc., a Virginia corporation, Apple REIT Nine, Inc., a Virginia corporation, Apple Seven Acquisition Sub, Inc., a Virginia corporation and  Apple Eight Acquisition Sub, Inc., a Virginia corporation , the related Apple Seven plan of merger, the Apple Seven merger and the other transactions contemplated by the Merger Agreement.

FOR           ❒                                AGAINST                                ❒                      ABSTAIN                      ❒

2.
In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Apple Seven special meeting or any adjournments or postponements of the Apple Seven special meeting.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL LISTED ABOVE.

(Continued on reverse side)

Please indicate whether you plan to attend the Apple Seven special meeting in person:         ❒     Yes           ❒     No

Please print exact name(s) in which shares are registered, and sign exactly as name appears. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership or other entity, please sign in partnership or other entity name by authorized person.

The undersigned acknowledges receipt of the Joint Proxy Statement/Prospectus accompanying the Notice of the Special Meeting of Apple Seven Shareholders, together with this Proxy.  The undersigned hereby revokes any proxy heretofore given to vote shares held by the undersigned at the Apple Seven special meeting.

Dated: [●][●] , 2013	Glade M. Knight
Printed Name

Signature

Signature if held jointly

Please mark, sign, date and return this Proxy Card promptly using the enclosed envelope.

Instead of returning this Proxy Card, you may submit your proxy by telephone or through the Internet.  To submit your proxy by telephone, dial [●] using a touch-tone phone and follow the recorded instructions.  To submit your proxy through the Internet, visit [●].  If you submit your proxy by telephone or through the Internet, you will be asked to provide the company number and control number from this Proxy Card.  Proxies submitted by telephone or through the Internet must be received by [●], p.m., eastern time, on [●][●], 2013.
Title of Signing Person (if applicable)